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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2001

                         AMERITRADE HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-22163                 47-0642657
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)



          4211 South 102nd Street
             Omaha, Nebraska                                       68127
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (402) 331-7856

                                 Not Applicable
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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

     Ameritrade Holding Corporation (the "Company") entered into a purchase agreement dated as of July 30, 2001 to acquire National Discount Brokers Corporation, and on July 31, 2001 the Company issued a news release in connection with the transaction. A copy of the news release is attached as
Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits

99.1     News release issued by the registrant on July 31, 2001








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 3, 2001                        AMERITRADE HOLDING CORPORATION


                                              By: /s/ John R. MacDonald
                                                  ---------------------
                                                  John R. MacDonald
                                                  Vice President and Chief
                                                   Financial Officer






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